                                                                   EXHIBIT 10.80

                                                                  Execution Copy


                       EXECUTIVE STOCK PURCHASE AGREEMENT

            This EXECUTIVE STOCK PURCHASE AGREEMENT is dated as of March 1, 2001, by and among Sleepmaster Holdings L.L.C., a New Jersey limited liability company (the "Company"), Les Breiland (the "Executive"), and Sleep Investor L.L.C., a Delaware limited liability company (the "Investor").

            WHEREAS, the parties desire to enter into an agreement regarding the acquisition by the Executive of 25 units of the Company's Class C Common Units (the "Class C Common") upon terms and conditions set forth herein;

            WHEREAS, Sections 4 and 8 of this Agreement are intended for the benefit of, and will be enforceable by, the Investor;

            NOW, THEREFORE, the parties hereto agree as follows:

      1. Definitions. As used herein, the following terms shall have the following meanings.

            "Affiliate" means, as to any Person, any other Person which directly or indirectly controls, or is under common control with, or is controlled by, such Person. As used in this definition, "control" (including, with its correlative meanings, "controlled by" and "under common control with") shall mean possession, directly or indirectly, of power to direct or cause the direction of management or policies (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

            "Board" means the Company's board of directors.

            "Business Day" means any day other than a Saturday or Sunday or a day on which commercial banks are required or authorized to close in New York, New York.

            "Cause" means (i) a breach of the Executive's covenants under this Agreement or any other agreement with the Company or its Subsidiaries and such breach shall not have been cured within 30 days after written notice to the Executive, (ii) the commission by the Executive of a felony, a crime involving moral turpitude or other act causing material harm to the standing and reputation of the Company or any of its Subsidiaries, or (iii) the Executive's repeated wilful failure to comply with the reasonable and lawful written directives of the Board.

            "Common Interests" means the Class A Common Units, Class B Common Units, Class C Common Units and Class D Common Units of Holdings, as adjusted for any unit split, unit dividend, or other combination, exchange, conversion, recapitalization, merger, consolidation or reorganization, or if such Common Interests are exchanged for different interests or securities of the Company, such other interests or securities and any other Common Interests of Holdings hereinafter issued.

            "Company Group" means the Company, Sleepmaster L.L.C. and the Subsidiaries of each of the foregoing entities.

            "Disability" means the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of the Executive to carry out effectively his duties and obligations to the Company or to participate effectively and actively in the management of the Company or a Subsidiary of the Company for a period of at least 120 consecutive days or for shorter periods aggregating at least 180 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board; provided that the Company shall comply with the requirements of the Americans with Disabilities Act.

            "Executive Securities" means the Class C Common acquired by the Executive and will include units of the Company's Common Interests issued with respect to Executive Securities by way of a split, dividend, combination, exchange, conversion, or other recapitalization, merger, consolidation or reorganization. Executive Securities will cease to be Executive Securities when transferred pursuant to a Qualified Public Offering or Sale of the Company. Executive Securities will continue to be Executive Securities in the hands of any holder other than the Executive, including all transferees of the Executive (except for the Company and the Investor (or its designee)), and except as otherwise provided herein, each such other holder of Executive Securities will succeed to all rights and obligations attributable to the Executive as a holder of Executive Securities hereunder.

            "Fair Value" of each unit of Class C Common means the average of the closing prices of the sales of the Company's membership interests on all securities exchanges on which the membership interests may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the membership interests are not so listed, the average of the representative bid and asked prices quoted on the Nasdaq National Market System ("Nasdaq NMS") as of 4:00 P.M., New York time, or, if on any day the membership interests are not quoted in the Nasdaq NMS, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 days consisting of the day as of which the Fair Value is being determined and the 20 consecutive Business Days prior to such day. If at any time the Class C Common is not listed on any securities exchange or quoted in the Nasdaq NMS or the over-the-counter market, the Fair Value of each unit of Class C Common shall be the fair market value of such unit as determined by the Company's board of advisors in its good faith judgment.

            "GAAP" means U.S. generally accepted accounting principles, as in effect from time to time and as adopted by the Company with the consent of its independent public accountants, consistently applied.

            "Operating Agreement" means the Third Amended and Restated Limited Liability Company Operating Agreement of the Company, as such agreement may be amended, restated or modified from time to time.

            "Original Cost" of the Vesting Executive Securities purchased on the date hereof will be equal to $100 per unit.


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

            "Person" means an individual, a partnership, a corporation, an association, a limited liability company, a joint stock company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof.

            "Public Offering" means any sale of securities of the Company in an underwritten public offering.

            "Qualified Public Offering" means any sale, in an underwritten public offering registered under the Securities Act, of equity securities of the Company having an aggregate value of at least $20 million.

            "Sale of the Company" means the sale of the Company or Sleepmaster L.L.C., in a single transaction or a series of related transactions, to a third party (which is not an Affiliate of the Investor) pursuant to which such third party proposes to acquire all or substantially all of the outstanding Common Interests (whether by merger, consolidation, recapitalization, reorganization, purchase of the outstanding Common Interests or otherwise) or all or substantially all of the consolidated assets of the Company or Sleepmaster L.L.C.

            "Securities Act" means the Securities Act of 1933, as amended from time to time.

            "Securityholders Agreement" means the Amended and Restated Securityholders Agreement dated as of March 3, 1998 by and among the Company, the Investor and certain other parties thereto.

            "Subsidiary" means, with respect to any Person, any corporation, partnership, limited liability company, association or other business entity of which (i) if a corporation or a limited liability company, a majority of the total voting power of securities entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a partnership, limited liability company, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by any Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a partnership, limited liability company, association or other business entity if such Person or Persons shall be allocated a majority of partnership, limited liability company, association or other business entity gains or losses or shall be or control the managing director or general partner of such partnership, limited liability company, association or other business entity.

            "Termination Date" means the date upon which Grantee's employment with the Company terminated including by reason of death or Disability.

            "Vesting Executive Securities" means all of the units of Class C Common issued to the Executive hereunder and any securities issued in connection therewith, as adjusted for any unit split, unit dividend, or other combination, exchange, recapitalization, merger, consolidation or reorganization. Vesting Executive Securities will cease to be Vesting Executive Securities when transferred pursuant to a Qualified Public Offering or Sale of the Company. Vesting Executive


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

Securities will continue to be Vesting Executive Securities in the hands of any holder other than the Executive, including all transferees of the Executive (except for the Company and the Investor (or its designees)), and except as otherwise provided herein, each such other holder of Vesting Executive Securities will succeed to all rights and obligations attributable to the Executive as a holder of Executive Securities hereunder.

      2. Executive Securities.

            (a) Upon execution of this Agreement, the Executive will purchase, and the Company will sell 25 units of Class C Common at a price of $100 per unit (the "Purchase Price"). The Company will deliver to the Executive certificates representing such units and the Executive will deliver to the Company (or its designee) a check or wire transfer of immediately available funds in the aggregate amount equal to the Purchase Price.

            (b) Upon execution of this Agreement, the Executive shall execute and deliver a joinder to the Securityholders Agreement and the Operating Agreement (the "Joinder Agreements").

            (c) With respect to the Vesting Executive Securities, within 30 days from the date hereof, the Executive will make an effective election with the Internal Revenue Service under Section 83(b) of the Internal Revenue Code and the regulations promulgated thereunder in the form of Exhibit A attached hereto.

            (d) In connection with the acquisition of the Executive Securities, the Executive represents and warrants to the Company that:

                  (i) The Executive Securities to be acquired by the Executive pursuant to this Agreement will be acquired for the Executive's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Executive Securities will not be disposed of in contravention of the Securities Act or any applicable state securities laws.

                  (ii) No commission, fee or other remuneration is to be paid or given, directly or indirectly, to any Person for soliciting the Executive to purchase the Executive Securities.

                  (iii) The Executive is an executive officer of the Company or its Subsidiaries, is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Executive Securities and has determined that such investment in the Executive Securities is suitable for the Executive, based upon the Executive's financial situation and needs, as well as the Executive's other securities the Company.

                  (iv) The Executive qualifies an "accredited investor" within the meaning of Rule 501(a) of Regulation D under the Securities Act.

                  (v) The Executive is able to bear the economic risk of the Executive's investment in the Executive Securities for an indefinite period of time and the Executive understands that the Executive Securities have not been registered under the Securities Act and cannot be sold


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

unless subsequently registered under the Securities Act or an exemption from such registration is available.

                  (vi) The Executive has had an opportunity to ask questions and receive answers concerning the terms and conditions of the offering of Executive Securities and has had full access to such other information concerning the Company as the Executive has requested. The Executive has reviewed, or has had an opportunity to review, the following documents: (A) the organization documents of the Company; (B) the loan agreements, notes and related documents with the lenders of the Company Group; and (C) all of the materials provided by the Company to any Person providing financing to the Company, including, but not limited to, the Company's pro forma balance sheet, as well as financial projections, estimates, forecasts, budgets, summaries, reports and other related documents.

                  (vii) This Agreement constitutes the legal, valid and binding obligation of the Executive, enforceable in accordance with its terms, and the execution, delivery and performance of this Agreement by the Executive does not and will not conflict with, violate or cause a breach of any agreement, contract or instrument to which the Executive is a party or any judgment, order or decree to which the Executive is subject.

            (e) As an inducement to the Company to issue the Executive Securities to the Executive, and as a condition thereto, the Executive acknowledges and agrees that neither the issuance of the Executive Securities to the Executive nor any provision contained herein shall entitle the Executive to remain in the employment of the Company Group and its Subsidiaries or affect the right of the Company Group and its Subsidiaries to terminate the Executive's employment at any time for any reason.

      3. Vesting of Executive Securities. (a) None of the units of Class C Common are fully vested as of the date hereof. The Vesting Executive Securities originally acquired by the Executive will become vested in accordance with the following schedule if, as of each such date, the Executive is still employed by the Company Group:

                                                  Cumulative Percentage of Units
                                                       of Vesting Executive
                Date                                Securities Which Will Vest
- -----------------------------------------------   ------------------------------
First anniversary of the date hereof ("Year 1")              20%

Second anniversary of the date hereof ("Year 2")             40%

Third anniversary of the date hereof ("Year 3")              60%

Fourth anniversary of the date hereof ("Year 4")             80%

Fifth anniversary of the date hereof ("Year 5")             100%

provided, that all Vesting Executive Securities shall automatically vest in connection with a Sale of the Company.

            (b) Units of Vesting Executive Securities which have become vested are referred to herein as "Vested Interests," and all other units of Vesting Executive Securities are referred to herein as "Unvested Interests."


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      4. Repurchase Option on Vesting Executive Interests. In the event the
Executive ceases to be employed by the Company Group for any reason (the "Termination"), the Vesting Executive Securities (whether held by the Executive or one or more of the Executive's transferees) will be subject to repurchase by the Company and the Investor (or its designees) pursuant to the terms and conditions set forth in this Section 8 (the "Repurchase Option").

            (a) (i) The purchase price for each Unvested Interest of Vesting Executive Securities will be the Executive's Original Cost for such unit; (ii) the purchase price for each Vested Interest of Vesting Executive Securities will be the Fair Value for such unit; and (iii) notwithstanding the foregoing, if on or prior to the fifth anniversary of the date hereof the Termination is by the Company for Cause or by the voluntary resignation of the Executive, then the purchase price for each Vested Security and each Unvested Security will be the Executive's Original Cost.

            (b) the Company's board of advisors may, in its sole discretion, elect to cause the Company to purchase (i) all or a portion of the Unvested Interests and/or, (ii) all or a portion of the Vested Interests by delivering written notice (the "Repurchase Notice") to the holder or holders of the Vesting Executive Securities within 90 days after the Termination Date. The Repurchase Notice will set forth the number of Unvested Interests and Vested Interests to be acquired from each holder, the aggregate consideration to be paid for such securities and the time and place for the closing of the transaction. The number of units of Vesting Executive Securities to be repurchased by the Company shall first be satisfied to the extent possible from the Vesting Executive Securities held by the Executive at the time of delivery of the Repurchase Notice. If the number of Vesting Interests then held by the Executive is less than the total number of units of Vesting Executive Securities the Company has elected to purchase, the Company shall purchase the remaining Vesting Executive Securities elected to be purchased from the other holder(s) of Executive Securities, pro rata according to the amount of such Vesting Executive Securities held by such other holder(s) at the time of delivery of such Repurchase Notice (determined as nearly as practicable to the nearest share). The number of Unvested Interests and Vested Interests to be repurchased hereunder will be allocated among the Executive and the other holders of Vesting Executive Securities (if any) pro rata according to the number of units of Vesting Executive Securities to be purchased from such Persons.

            (c) If for any reason the Company does not elect to purchase all of the units of Vesting Executive Securities that are subject to the Repurchase Option, pursuant to such Repurchase Option, the Investor (or its designees) shall be entitled to exercise the Repurchase Option for the Vesting Executive Securities the Company has not elected to purchase (the "Available Securities"). Of the Available Securities, the Vested Interests are referred to herein as "Available Vested Interests" and Unvested Interests are referred to herein as "Available Unvested Interests". As soon as practicable after the Company has determined that there will be Available Securities, but in any event within 150 days after the Termination Date, the Company shall give written notice (the "Option Notice") to the Investor (or its designees) setting forth the number of Available Vested Interests, Available Unvested Interests, and the purchase price for each of such Available Securities. The Investor (or its designees) may elect to purchase all or a portion of (i) Available Vested Interests, and/or (ii) all or a portion of the Available Unvested Interests by giving written notice to the Company within 45 days after the Option Notice has been given by the Company. As soon as practicable, and in any event within ten days after the expiration of the 45-day period set forth above, the Company shall notify each holder of Vesting Executive Securities as to the number of Vested Interests or Unvested Interests being purchased from such holder by the Investor (or its designees) (the


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

"Supplemental Repurchase Notice"). At the time the Company delivers the Supplemental Repurchase Notice to the holder(s) of such Vesting Executive Securities, the Company shall also deliver written notice to the Investor (or its designees) setting forth the number of Vested Interests and Unvested Interests which the Investor (or its designees) is entitled to purchase, the aggregate purchase price and the time and place of the closing of the transaction.

            (d) The closing of the purchase of the Vesting Executive Securities pursuant to the Repurchase Option shall take place on the date designated by the Company in the Repurchase Notice or Supplemental Repurchase Notice, which date shall not be later than the 30th day after the delivery of the later of such notices to be delivered (or, if later, the 15th day after the Fair Value is finally determined) nor earlier than the fifth day after such delivery. The Company and/or the Investor (or its designee) will pay for the Vesting Executive Securities to be purchased pursuant to the Repurchase Option by delivery of a certified or cashier's check or wire transfer of funds. The purchasers of Vesting Executive Securities hereunder will be entitled to receive customary representations and warranties from the sellers as to title, authority and capacity to sell.

            (e) Notwithstanding anything to the contrary contained in this Agreement, all repurchases of Vesting Executive Securities by the Company shall be subject to applicable legal restrictions. If any such restrictions prohibit the repurchase of Vesting Executive Securities hereunder which the Company is otherwise entitled to make, the Company may make such repurchases as soon as it is permitted to do so under such restrictions.

      5. Restrictions on Transfer.

            (a) If certificated, the Executive Securities will bear the following legend:

            "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER, CERTAIN REPURCHASE OPTIONS AND CERTAIN OTHER AGREEMENTS SET FORTH IN AN EXECUTIVE STOCK PURCHASE AGREEMENT BETWEEN THE ISSUER AND THE SIGNATORY THERETO DATED AS OF MARCH 1, 2001. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE ISSUER'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

            (b) No holder of Executive Securities may sell, transfer or dispose of any units of Executive Securities (except pursuant to an effective registration statement under the Securities Act) without first delivering to the Company an opinion of counsel (reasonably acceptable in form and substance to the Company) that neither registration nor qualification under the Securities Act and applicable state securities laws is required in connection with such transfer.

            (c) Each holder of Executive Securities agrees not to effect any sale or distribution of any Executive Securities or other equity securities of the Company, or any securities convertible into or exchangeable or exercisable for any of the Company's equity securities, during the seven days prior to and the 120 days (or, subject to the requirements of the underwriters, up to 180 days) after the effectiveness of any underwritten public offering, except as part of such underwritten public offering or if otherwise permitted by the Company.

            (d) Each holder of Executive Securities acknowledges that the Executive Securities are subject to additional restrictions contained in the Securityholders Agreement.

      6. Representations and Warranties of the Company. The Company hereby represents and warrants to the Executive that:

            (a) Immediately following the consummation of the transactions contemplated hereby, the authorized units of the Company shall consist of (i) Class A Common, of which 8,511.22 units shall be issued and outstanding, (ii) Class B Common Interests, of which no units shall be issued and outstanding,
(iii) Class C Common, of which 8,004.76 units shall be issued and outstanding,
(iv) Class D Common, of which no units shall be issued and outstanding, and (v) Preferred Interests, of which 37,606.10 units shall be issued and outstanding. As of immediately following the consummation of the transactions contemplated hereby, all of the outstanding units of the Company's shall be validly issued, fully paid and nonassessable.

            (b) There are no statutory or contractual securityholders preemptive rights or rights of refusal with respect to the issuance of the Executive Security hereunder. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale and issuance of the Executive Securities hereunder do not require registration under the Securities Act or any applicable state securities laws.

      7. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when delivered personally, mailed by certified or registered mail, return receipt requested and postage prepaid, or sent via a nationally recognized overnight courier, or sent via facsimile to the recipient with telephonic confirmation by the sending party. Such notices, demands and other communications will be sent to the address indicated below:

            To the Company:

                  c/o Sleepmaster L.L.C.
                  2001 Lower Road
                  Linden, NJ 07036
                  Attention: President
                  Telecopy No.: (908) 381-4455


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

                  With copies (which shall not constitute notice) to:

                  Citicorp Venture Capital, Ltd.
                  399 Park Avenue
                  14th Floor
                  New York, NY 10043
                  Attention:  Mr. John Weber
                  Telecopy No.: (212) 888-2940

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, NY 10022
                  Attention: Kimberly P. Taylor, Esq.
                  Telecopy No.: (212) 446-4900

            To any other Member of the Company Group or the Investor:

                  c/o Sleepmaster L.L.C.
                  2001 Lower Road
                  Linden, NJ 07036
                  Attention: President
                  Telecopy No.: (908) 381-4455

                  With copies (which shall not constitute notice) to:

                  Citicorp Venture Capital, Ltd.
                  399 Park Avenue
                  14th Floor
                  New York, NY 10043
                  Attention: Mr. John Weber
                  Telecopy No.: (212) 888-2940

                  Kirkland & Ellis
                  Citicorp Center
                  153 East 53rd Street
                  New York, NY  10022
                  Attention: Kimberly P. Taylor, Esq.
                  Telecopy No.: (212) 446-4900

            To the Executive:

                  Mr. Les Breiland
                  424 Dwight Road
                  Middletown, NJ 07748
                  Telephone No.: (732) 615-2446
                  Telecopy No.: (732) 575-0672
or such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

      8. Miscellaneous.

            (a) Transfers in Violation of Agreement. Any transfer or attempted transfer of any Executive Securities in violation of any provision of this Agreement shall be null and void, and the Company shall not record such transfer on its books or treat any purported transferee of such Executive Securities as the owner of such securities for any purpose.

            (b) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

            (c) Complete Agreement. This Agreement, the Joinder Agreements and the Securityholders Agreement embody the complete agreement and understanding among the parties and supersede and preempt any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

            (d) Counterparts. This Agreement may be executed in separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.

            (e) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Executive, the Company Group, and the Investor and their respective successors and assigns (including subsequent holders of Executive Securities); provided that the rights and obligations of the Executive under this Agreement shall not be assignable except in connection with a permitted transfer of Executive Securities hereunder.

            (f) Third Party Beneficiary. Sections 4 and 8 of this Agreement are intended for the benefit of, and will be enforceable by, the Investor.

            (g) Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the exhibits hereto will be governed by and construed in accordance with the domestic laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California; provided, that any questions requiring interpretation of the laws governing limited liability companies shall be governed by the New Jersey Limited Liability Company Act.

            (h) Remedies. Each of the parties to this Agreement (including the Investor) will be entitled to enforce its rights under this Agreement specifically, to recover damages and costs (including reasonable attorneys' fees) caused by any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction (without posting any bond or deposit) for specific performance and/or other injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement.

            (i) Amendment and Waiver. The provisions of this Agreement may be amended and waived only with the prior written consent of the Company, the Executive and, with respect to Sections 4 and 8 hereof, the Investor.

                               *   *   *   *   *


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

            IN WITNESS WHEREOF, the parties hereto have executed this Executive Stock Purchase Agreement as of the date first written above.

                                    SLEEPMASTER HOLDINGS L.L.C.

                                    By: /s/ Charles Schweitzer
                                       -----------------------------------------
                                       Name:  Charles Schweitzer
                                       Title: President & Chief Executive
                                                Officer


                                    SLEEPMASTER L.L.C.

                                    By: /s/ Charles Schweitzer
                                       -----------------------------------------
                                       Name:  Charles Schweitzer
                                       Title: President & Chief Executive
                                                Officer


                                      /s/ Les Breiland
                                       -----------------------------------------
                                                   LES BREILAND

Agreed and Accepted with respect to
Sections 4 and 8:

SLEEP INVESTOR L.L.C.


By: /s/ Charles Schweitzer
   --------------------------------
   Name:  Charles Schweitzer
   Title: President

                                                            ____________, 2001

                     ELECTION TO INCLUDE SECURITIES IN GROSS
                     INCOME PURSUANT TO SECTION 83(b) OF THE
                              INTERNAL REVENUE CODE

            The undersigned purchased units of Class C Common (the "Interests"), of Sleepmaster Holdings L.L.C. (the "Company") on ______________, 2001. Under certain circumstances, the Company has the right to repurchase the Interests at cost from the undersigned (or from the holder of the Interests, if different from the undersigned) should the undersigned cease to be employed by the Company Group and its subsidiaries. Hence, the Interests are subject to a substantial risk of forfeiture and are non-transferable. The undersigned desires to make an election to have the Interests taxed under the provision of Code ss.83(b) at the time he purchased the Interests.

            Therefore, pursuant to Code ss.83(b) and Treasury Regulation ss.1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Interests (described below), to report as taxable income for calendar year 2000 the excess (if any) of the Interests' fair market value on _____________, 2001 over the purchase price thereof.

            The following information is supplied in accordance with Treasury Regulation ss.1.83-2(e):

            1. The name, address and social security number of the undersigned:

                  Name:       ____________________
                  Address:    ____________________
                              ____________________

                  SSN:        ____________________

            2. A description of the property with respect to which the election is being made: 25 units of Class C Common Interests of Sleepmaster Holdings L.L.C.

            3. The date on which the property was transferred: _________________
               The taxable year for which such election is made:  calendar 2001.

            4. The restrictions to which the property is subject: If during the first five years after the purchase of the Interests the undersigned ceases to be employed by the Company Group or any of its subsidiaries, the unvested portion of the Interests will be subject to repurchase by the Company Group at Original Cost, and at any time prior to a public offering by the Company or a sale of the Company the undersigned ceases to be employed by the Company Group or any of its Subsidiaries, the vested portion of the Interests will be subject to repurchase by the Company at Fair Value.

            5. The fair market value on ______________, 2001, of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $100 per Interest.

            6. The amount paid for such property: $100 per Interest.

            A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations ss.1.83-2(e)(7).


Dated: _____________, 2001              ____________________________________
                                        Name:       LES BREILAND


                                    Ex A - 2